Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paolo Tiramani, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Annual Report on Form 10-K of BOXABL Inc. for the year ended December 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of BOXABL Inc. for the periods presented therein.

Date: March 27, 2026	By:	/s/ Paolo Tiramani
	Name:	Paolo Tiramani
	Title:	Co-Chief Executive Officer
BOXABL Inc.